COLLATERAL ASSIGNMENT OF PROCEEDS

     COLLATERAL ASSIGNMENT OF PROCEEDS (this "Assignment"), dated as of December 20th,1996, by and among ENVIROMETRICS, INC. (Envirometrics, Inc. or any other person or entity succeeding to the rights of Envirometrics, Inc. with respect to any of the Collateral, as hereinafter defined, being the "Debtor"), a Delaware corporation; and SHAKESPEARE PARTNERS, L.P. ("Shakespeare"), a South Carolina limited partnership; THE UNITED STATES COMPANY ("USC"), a Virginia corporation; CHARLES F. FEIGLEY ("Feigley"), an individual resident of South Carolina; RICHARD D. BENNETT ("Bennett"), an individual resident of South Carolina; and PRECISION SOUTHEAST, INC. ("PSI"). Shakespeare, USC, Feigley, Bennett and PSI are hereinafter referred to collectively as the "Secured Parties" and each individually as a "Secured Party"; and Feigley and Bennett are sometimes hereinafter referred to collectively as the "Lease Guarantors" and each individually as a "Lease Guarantor".

Preliminary Statement

     Debtor is indebted to Shakespeare in the principal amount of $50,000, evidenced (together with other indebtedness of Debtor to Shakespeare) by a promissory note or duty executed by Debtor and delivered to Shakespeare (such amount, together with interest thereon at the rate or rates specified in such note and together with any costs, expenses, fees or other charges specified in such notes, being the "Shakespeare Debt").

     Debtor is indebted to USC in the principal amount of $35,000, evidenced by a promissory note dated the date hereof (such amount, together with interest thereon at the rate or rates specified in such note and together with any costs, expenses, fees or other charges specified in such note, being the "USC Debt").

     Debtor is indebted to PSI in the aggregate amount of $40,000 (the "PSI Debt"), representing part of the unpaid portion of the purchase price of certain goods sold and delivered by PSI to Debtor.

     Debtor has entered into a Lease with James W. Miller, M.D., as landlord ("Miller"), dated the date hereof (the "Lease"), of certain real property in which Debtor's main offices are located (the "Office Property"). Miller has required as a condition to his execution of the Lease that Debtor's performance thereunder be unconditionally guaranteed by the Lease Guarantors, and the Lease Guarantors have accordingly executed the required guaranties on the Lease instrument. Therefore, Debtor now has a contingent liability to each Lease Guarantor in the amount of any payment or payments that such Lease Guarantor may make in the future pursuant to the relevant Lease guaranty (such liability being in each case a "Lease Liability"). The total amount of the Lease Liability of both Lease Guarantors shall not exceed $66,271 in the aggregate.

     Miller has, on the date hereof, purchased from Debtor the Office Property and certain other real property (collectively, the "Real Property"), and has delivered to Debtor his promissory note in the face amount of $230,000 (the "Collateral Note") in payment of a portion of the aggregate purchase price of the Real Property.

     The  Collateral  Note is  secured  by a  Mortgage  and  Security  Agreement
("Miller Mortgage") covering the Office Property and related personalty and fixtures, and by an Assignment of Leases and Guaranties ("Miller Assignment of Leases") covering the Lease and certain other collateral, each dated the date hereof, and each executed and delivered by Miller to Debtor (collectively, the "Miller Security Documents"). Each of the Miller Security Documents is subordinate to certain other security documents executed and delivered by Miller on the date hereof in favor of Beard Development Corporation ("BDC"), by virtue of a Subordination Agreement (Including Subordination of Mortgages) of even date herewith between Debtor and BDC. The Miller Mortgage is recorded in the office of the Register of Mesne Conveyances for Charleston County, South Carolina ("RMC Office") in Book at Page and the Miller Assignment is recorded in the RMC Office in Book - at Page _.




     NOW, THEREFORE, the parties agree as follows:

     Section I - Acknowledgment of Other Debt; Effect of Payment. The parties acknowledge that Debtor is or may be indebted to one or more Secured Parties in amounts and by instruments not described in this Assignment, and agree that any such other indebtedness is entirely outside the scope of this Assignment, does not affect any rights of the parties to this Assignment, and is not secured by this Assignment.

     The receipt of payments of Proceeds (as hereinafter defined) hereunder shall not affect the right of any Secured Party to timely payment in full of the debt owed to such Secured Party and secured hereby.

     This Assignment shall terminate and become void when all Proceeds have been received by Debtor and paid over in accordance with the terms hereof; except that the provisions of Section 4 shall survive such termination.

     Section 2. Assignment and Grant of Security Interest. For the purposes of this Assignment: (a) "Proceeds" shall mean all payments received by Debtor and made under the Collateral Note, in whatever form received, and all payments, in whatever form received, made under either or both the Miller Security Documents or received by Debtor upon the sale or other disposition of any collateral under either of the Miller Security Documents (after payment of costs of disposition of collateral), including without limitation payments of principal, interest, penalty and late charges and other fees and charges to the extent required by the Collateral Note or either Miller Security Document; and (b) "Collateral" shall mean (i) all Proceeds, and (ii) all of Debtor's right, title and interest in and to the Miller Security Documents.

     Debtor hereby assigns the Collateral to the several Secured Parties to the following extent and in the following priorities: (1) to the extent of the Shakespeare Debt, to Shakespeare; (2) to the extent of the USC Debt, to USC; (3) to the extent of the Lease following extent and in the following priorities: (1) to the extent of the Shakespeare Debt, to Shakespeare; (2) to the extent of the USC Debt, to USC; (3) to the extent of the Lease Liabilities, if any, to the respective Lease Guarantors, as their interests may appear; and (4) all remaining Proceeds, to the extent of the PSI Debt, to PSI. It is the intention of the assignment made in the preceding sentence that Proceeds, when, as and if received by Debtor, shall immediately be paid over by Debtor to the various Secured Parties in the order set forth in the preceding sentence; i.e., Proceeds shall first be paid over to Shakespeare, before any payment of Proceeds is made to any other Secured Party, and when and if the Shakespeare Debt has been satisfied in full, then Proceeds shall be paid to USC until the USC Debt has been satisfied in full, and so forth in the order of priority set forth in the preceding sentence. No Proceeds shall be paid to PSI, however, until both the Lease Guarantors shall have been completely discharged from their respective Guaranties, and payment over of Proceeds has been made in respect of any payments made by either or both of the Lease Guarantors under their Guaranties. Debtor is authorized to hold all Proceeds remaining after payments of Proceeds to Shakespeare and to USC have been made in full, until such discharge of the Lease Guarantors. The interests of the two Lease Guarantors rank pari passu, and any payment of Proceeds to the Lease Guarantors shall be effected by dividing the amount of applicable Proceeds into two parts in proportion to the aggregate amount of Lease payments made by each, and then paying such parts simultaneously to the Lease Guarantors.

     All Proceeds paid over to a Secured Party hereunder shall be deemed applied to interest on the debt owed to such Secured Party, then to accrued interest thereon, and finally to fees, charges and costs owed by Debtor in connection therewith.

     Section 3. Intercreditor Provisions. Each Secured Party covenants with each other Secured Party that until all Proceeds shall have been received and paid over as required by this Assignment (a) such Secured Party shall not extend, and Debtor covenants with each Secured Party that it shall not accept, any further credit from any Secured Party, directly or indirectly, whether as loan or forbearance or any other form of credit; (b) such Secured Party shall not ask for or accept, and Debtor covenants with each Secured Party that it shall not grant, any further security in any form for any indebtedness of Debtor to any Secured Party, directly or indirectly; and (3) such Secured Party shall not ask for, demand, sue for, take or accept from Debtor any monies now owing by Debtor to such Secured Party except pursuant to this Assignment or with the written consent of all other Secured Parties. Notwithstanding the foregoing provisions of this Section 3, all parties acknowledge that Debtor may grant security interests to one or more Secured Parties in a promissory note and related security documents delivered to Debtor by Trico Engineering Consultants, Inc. without the consent of any other Secured Party, and may pay over the proceeds of such promissory note to any Secured Party.

     Section 4. Debtor's Warranties, Disclaimers. Debtor warrants to each Secured Party that (1) Debtor is the sole owner of the Collateral, free from any adverse claim, security interest, lien or other encumbrance whatever; and (2) Debtor has full legal authority to enter into this Assignment and make the assignment of Collateral effected hereby.

     Debtor has made no investigation and accordingly makes no representation or warranty whatever as to the quality or condition of the Collateral, such quality including, without limitation, the creditworthiness of Miller, the existence or priority of any lien created by the Miller Security Documents, and any representation or warranty made by Miller in any Security Document or the Collateral Note. Each Secured party acknowledges familiarity with the terms and conditions of the Collateral Note, the Miller Security Documents and the Subordination Agreement.

     Section 5. Debtor to Hold Collateral, Perfection and Notice Fillings. The Secured Parties hereby authorize Debtor to hold the Collateral Note and the Collateral, subject to the Debtor's duty to apply all Proceeds only as provided herein. Debtor shall hold the Collateral only at its principal place of business, which is on the date hereof 9229 University Boulevard, North Charleston, South Carolina 29406. Debtor shall not change its principal place of business without the prior written consent of all Secured Parties. Debtor shall not transfer, sell or otherwise alienate or allow any transfer of the Collateral Note or any Collateral or any interest therein. Debtor warrants that it will not, without the prior written approval of the Secured Parties, release, terminate, cancel, modify or amend the Collateral Note or the Miller Security Documents in any material respect, it being understood that such approval will not be unreasonably withheld by any Secured Party, and any such action by Debtor without such approval by all Secured Parties shall be invalid and without legal operation or effect.

     As soon as practicable after the execution and delivery of this Assignment, Debtor shall execute and deliver to the designated agent of the Secured Parties for filing or recording all such financing statements and memoranda of assignment as the Secured Parties or any of them may reasonably request, and thereafter shall execute and deliver any further documents or instruments reasonably requested by any Secured Party in order to confirm, protect or continue the security interest or assignments effected hereby or any rights of any Secured Party hereunder.

     Section 6. Liability of Secured Parties with Respect to Assigned Note. Neither this Assignment nor anything contained herein shall be construed to impose any liability or obligation on any Secured Party on or with respect to the Collateral Note or the Miller Security Documents. Debtor shall indemnify and hold each Secured Party harmless against all costs, claims and other liabilities that such Secured Party may incur to the extent that such costs, claims or other liabilities are the result of such Secured Party's being a party to this Assignment.

     Section 7. Miscellaneous. (a) This Assignment represents the entire agreement of the parties with respect to the subject matter hereof, and no written or oral representation or statement of any kind, made by any person for any purpose, is part of the agreement represented hereby unless set forth herein; (b) no modification of the terms of this Assignment, nor any consent to any departure from the terms hereof, shall be valid for any purpose unless in writing and signed by the party or parties against whom enforcement is sought;
(c) this Assignment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; and (d) this Assignment shall be governed by the law of South Carolina.

    IN WITNESS WHEREOF, the parties have executed this Assignment as of the date first above written.


                                    ENVIROMETRICS, INC.


                                                        By:
                                         Walter H. Elliott, III, President



                                             THE UNITED STATES COMPANY


                                                        By:
                                                     President


                                             PRECISION SOUTHEAST, INC.


                                                         By

                                                       Title:

                                             SHAKESPEARE PARTNERS, L.P.


                                                        By:
                                           H.E.Igoe, Jr., General Partner



                                                 CHARLES F. FEIGLEY



                                                 RICHARD D. BENNETT


IN WITNESS WHEREOF, the parties have executed this Assignment as of the date first above written.

                                                ENVIROMETRICS, INC.

                                            By:

                                            Waiter H. Elliott, III, President

                                             THE UNITED STATES COMPANY

                                                        By:
                                                     President

                                             PRECISION SOUTHEAST,INC.

                                                        By:
                                                     President

                                             SHAKESPEARE PARTNERS, L.P.
                                                        By:_
                                         H.E.. Igoe, Jr.. (General Partner)
                                                 CHARLES F. FEIGLEY
                                                 RICHARD D. BENNETT
IN WITNESS WHEREOF, the parties have executed this Assignment as of the date first above written

                              ENVIROMETRICS, INC.


                                                        By:
                                            Walter H. Elliott, President



                                             THE UNITED STATES COMPANY


                                                        By:
                                                     President


                                              PRECISION SOUTHEAST INC.

                                                        By.
                                                       Title:


                                             SHAKESPEARE PARTNERS, L.P.


                                                        By:
                                              H.E. Igoe, Jr., General Partner

                                              CHARLES F. FEIGLEY

                                              RICHARD D. BENNETT